Exhibit 31.2

OFFICER’S CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Declan Daly, Chief Financial Officer of Fibrocell Science, Inc., certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Fibrocell Science, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made not misleading with respect to the period covered by this report.

Dated: April 29, 2013

By:	/s/ Declan Daly
Declan Daly, Chief Financial Officer